UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Norfolk Southern Corporation

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On March 20, 2024, Norfolk Southern Corporation (“NSC”) launched a website in connection with NSC’s 2024 Annual Meeting of Shareholders. A copy of the materials can be found below. * – JimiM j-.tL /I’Ti^* **‘a LmJ UNDER THE LEADERSHIP OF CEO ALAN SHAW AND THE OVERSIGHT OF NORFOLK SOUTHERN’S BOARD, WE ARE BUILDING A MORE RESILIENT, PRODUCTIVE RAILROAD TO DELIVER LONG-TERM SHAREHOLDER VALUE. WE ARE SUCCESSFULLY EXECUTING A STRATEGY THAT BALANCES SAFE AND RELIABLE SERVICE, CONTINUOUS PRODUCTIVITY IMPROVEMENT AND GROWTH. Our strategy is taking hold. Building on the actions we have taken to strengthen our business and protect our franchise, Norfolk Southern is on a clear and achievable path to close the gap with our peers and deliver on our commitments: e<l €) TOP-TIER EARNINGS ANO INOUSTRY-COMPETITIVE DISCIPUNEO CAPITAL REVENUE GROWTH MARGINS ALLOCATION

THE NORFOLK SOUTHERN BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

☑ **THE WHITE PROXY CARD FOR ONLY**
NORFOLK SOUTHERN'S 13 NOMINEES:

- Richard H. Anderson
- Philip S. Davidson
- Francesca A. DeBiase
- Marcela E. Donadio
- Mary Kathryn "Heidi" Heitkamp
- John C. Huffard, Jr.
- Christopher T. Jones
- Thomas C. Kelleher
- Amy E. Miles
- Claude Mongeau
- Jennifer F. Scanlon
- Alan H. Shaw
- John R. Thompson

MEET YOUR BOARD'S NOMINEES

YOUR BOARD OF DIRECTORS OPPOSES THE ELECTION OF ANCORA'S 8 NOMINEES. PLEASE SIMPLY DISCARD ANY BLUE PROXY CARD YOU MAY RECEIVE FROM ANCORA.

VOTE THE WHITE PROXY CARD

HOW TO VOTE

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

Shareholders
1 (877) 750-9496 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)

Banks and Brokers
1 (212) 750-5833 (collect)

MEDIA INQUIRIES

media.relations@nscorp.com

INVESTOR INQUIRIES

Luke Nichols
luke.nichols@nscorp.com
470-867-4807

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3S. ** EXECUTING OUR BALANCED STRATEGY TO DRIVE LONG-TERM PROFITABLE GROWTH Norfolk Southerns strategy is positioned to deliver meaningful annual margin improvements and enhanced shareholder value In both favorable and challenging market environments. OUR STRATEGY IS FOCUSED ON THREE PILLARS The goal of this strategy Is to create a more resilient railroad with a compelling service product that outperforms throughout market cycles and drives meaningful long-term shareholder value

OUR STRATEGY IN ACTION 2022: ALAN SHAW STEPS UP TO DELIVER CHANGE As we exited 2021, Norfolk Southern faced significant service challenges. The board recognized an opportunity to accelerate shareholder value creation. In 2022, the board appointed Alan Shaw as CEO to deliver change—and results. Upon assuming the CEO role, Alan took immediate and decisive action to address post- pandemic operating problems, further extend the progress he had demonstrated in improving our operating ratio, embrace customer and employee relations, and create a balanced and sustainable strategy for Norfolk Southern. The results are clear. Under Alan’s tenure, Norfolk Southern has achieved significant progress through Investments In its scheduled operating model. Including: Improved fluidity across the network. “”” Sl>”,> ‘MMI> ow’Lt ‘HOU,S’ * ‘ tui smaw Ttaun 1UI shaw rtautt reflected in increased train speed and ** u reduced terminal dwell hours – M A/i : w * * JAB-21 JAB-21 JAH-22 JAA-14 JAB-21 JAA.J2 JAA-22 JAA-24 Improved service levels beginning with the Intermodal business, our most service-sensitive product INTERMODAL SERVICE PERFORMANCE ALAM IHAW TEMURI /K EOH AOS JAH-21 JUL-21 JAH-22 JUL-22 JAH-2) JUL-23 JAH-24 As we entered 2023, our strategy was beginning to drive results: 0 0 Delivered record revenue in 2022 Operating ratio in the low -60s in 2022—in Quarterly operating ratio gap to CSX lino with Class 1 poors narrowed to -260 basis points by tho ond of 2022

2023: PROTECTING OUR FRANCHISE FOR THE LONG TERM

After the East Palestine derailment in February 2023, **the board and management team took the urgent and necessary steps to protect both the franchise and shareholders**, while working to **make things right** in the community.

While this incident significantly disrupted the network and introduced unplanned costs, **execution of our strategic plan** remains the **best path to mitigate risk** and **create sustainable shareholder value**.

We accelerated our investments in safety and made **fundamental changes to our operating processes** to drive safer outcomes throughout the organization. By the end of 2023, Norfolk Southern had **absorbed the new changes, improved volumes**, and importantly, **enhanced safety**.

Achieved industry-leading safety results, notably a 38% reduction in mainline accident rate in 2023 year-over-year and the fewest mainline accidents since 1999

FRA MAINLINE ACCIDENT RATE


0.99
0.85
0.92
38% Improvement
0.56
2020
2021
2022
2023

COMPLETED OVER $2 BILLION IN COMPREHENSIVE SAFETY AND INFRASTRUCTURE IMPROVEMENT PROJECTS IN 2023 THROUGHOUT OUR 22-STATE NETWORK TO FURTHER ENHANCE SAFETY AND EFFICIENCY

READ MORE ABOUT OUR COMMITMENT ON SAFETY

A safer railroad is a more successful railroad. The investments in safety are paying dividends with fewer accidents, more fluidity and fewer injuries, and **ultimately, this will lead to lower costs.**

2024: CLEAR PATH TO DRIVE FURTHER PRODUCTIVITY GAINS AND OPERATIONAL DISCIPLINE

Norfolk Southern is back on a **clear path** to close the operating gap with peers. To advance the critical work underway, the board recruited and appointed **John Orr as COO.** John is a **proven leader in applying scheduled railroading principles** to drive sustainable long-term value creation. His expertise will help us **achieve new levels of safety, service, growth and operating efficiencies** – and ultimately **accelerate the execution** of our balanced strategy.

WE ARE ADVANCING THE SCHEDULED RAILROADING OPERATING PRINCIPLES THAT HAVE DRIVEN PRODUCTIVITY IN THE INTERMODAL NETWORK IN OUR MERCHANDISING NETWORK—WHERE 2/3 OF OUR TRAIN STARTS AND ASSOCIATED COSTS ORIGINATE MERCHANDISE VELOCITY’ (ROLLING 12 WEEKS) l“M* 22 **** Mid-Term Target 21 2Q oinuenoei * IS- 17 / \ / IS –\ “’ IS- 14 13’ 12 4 1 ( . f 1 1 v 1 > v MAY-22 AUS-22 NOV-22 HI-2J MAV-23 AUO-21 NOV-23 HO-24 1. Velocity defined as the average train speed from origination to destination. © © BY ACCELERATING MERCHANDISE VELOCITY. WE EXPECT TO UNLOCK SIGNIFICANT PRODUCTIVITY ANO PROFITABILITY. INCLUDING >400 BASIS POINTS OF MARGIN ENHANCEMENT IN THE NEXT 3 YEARS TOTAL VELOCITY-RELATED SAVINGS -$550mm; 400bps of margin Comps & Benefits ~$250MM * overtime, re-crews. deadhead detention, incentives. training Reduced train and crew starts -S150MM Fuel Efficiency -S50MM Purchased Services -$50MM Equipment Rent -$S0MM Materials & Other — © © WE EXPECT AN OPERATING RATIO OF 64% TO 65% IN 2H 2024* 400* BPS IMPROVEMENT OVER 2H 2023 AS WE CONTINUE OUR FOCUSED ACTIONS AND BENEFIT FROM POTENTIAL ECONOMIC UPSIDE RESULTING FROM A CYCLICAL RECOVERY, WE EXPECT TO ACHIEVE A SUB-60% OPERATING RATIO IN NEXT 3-4 YEARS’ © © FLYWHEEL EFFECT UNLOCKS W. PRODUCTIVITY AND COST SAVINGS . As we enhance velocity in Merchandising, our flywheel effect will: r- ‘ – i—i I s/| IMPROVE NETWORK PRODUCTIVITY [77] IMPROVE SERVICE

FLYWHEEL EFFECT UNLOCKS PRODUCTIVITY AND COST SAVINGS

As we enhance velocity in Merchandising, our flywheel effect will:

- ☑ IMPROVE NETWORK PRODUCTIVITY
- ☑ IMPROVE SERVICE
- ☑ REDUCE COSTS



Maintenance Benefits
Overtime Savings
Recrew Savings
Car Velocity
Capacity Dividend
Workforce Productivity
Locomotive Productivity
Improved Service
NORFOLK SOUTHERN

* The operating ratio figures adjust our GAAP financial results to exclude the effects of the direct costs resulting from the East Palestine incident. The Company is unable to predict or estimate with reasonable certainty the ultimate outcome of certain items required for calculating projected GAAP operating ratio without unreasonable effort. Information about the adjustments that is not currently available to the Company could have a potentially unpredictable and significant impact on future GAAP results.

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Luke Nichols
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NORFOLK SOUTHERN
HOME
OUR BALANCED STRATEGY
OUR COMMITMENT ON SAFETY
MEET YOUR MANAGEMENT TEAM
MEET YOUR BOARD'S NOMINEES
WHAT PEOPLE ARE SAYING
SHAREHOLDER RESOURCES
HOW TO VOTE
OUR COMMITMENT ON SAFETY

AT NORFOLK SOUTHERN, EVERYTHING STARTS WITH SAFETY, ESPECIALLY FOR THE COMMUNITIES WE SERVE.

Following the East Palestine incident a year ago, we've made necessary investments to accelerate enhancements to our safety culture and operational transformation. These investments and operational advancements have meaningfully improved Norfolk Southern's safety performance and service.

NORFOLK SOUTHERN NOW LEADS THE INDUSTRY IN SAFETY

Implementing our six-point safety plan addressing the findings of the National Transportation Safety Board (NTSB), installing cutting-edge digital train inspection portals, and incorporating feedback from our labor leaders.

Significant progress to date towards our ultimate goal of installing 200 more detectors across our network and deploying 20 digital train inspection portals.

Appointed AtkinsRéalis, a leading independent safety consultant with significant project management and Nuclear Navy experience, to conduct an independent safety culture assessment and recommend responsive actions.

Began implementing recommended responses from AtkinsRéalis including enhanced craft employee training and communication, continued focus on root cause analysis and corrective action standardization.

Implementing recommendations from the Federal Railroad Administration (FRA), including to improve our early warning systems, enhance communication with our craft employees, enhance mutual trust, bolster safety training, and increase focus on exceeding safety standards.

Enhancing our communication to and alignment with our craft employees, who are crucial to helping us identify and implement these improved processes, including:

Partnering with our craft employees and the FRA to co-develop and launch a Confidential Close Call Reporting System pilot program, becoming the first Class I railroad to deliver such a program.

Collaborating with SMART-TD to launch several new initiatives to further enhance the training program for conductor trainees and increase compensation for conductors who help provide this important training.

Launching a leadership development program for more than 1,000 front-line field supervisors who manage nearly 78% of our workforce.

OUR COMMITMENT TO CONTINUOUS IMPROVEMENT

"It's our responsibility to strengthen safety at every level of our operation, for every employee and every community we serve, and that's a responsibility I take very seriously. Norfolk Southern will be the gold standard of safety in the rail industry."

ALAN H. SHAW
PRESIDENT AND CEO

MAKING IT RIGHT IN EAST PALESTINE

In the 12 months since the incident, we have worked tirelessly with local, state, and federal authorities to help bring normalcy back to East Palestine and the surrounding region, ease the burdens of those affected, and instill hope for a brighter future.

PHASE 1 HIGHLIGHTS

Some of the notable actions and accomplishments we have achieved to date.

$104M
donated to support the East Palestine community

$300K
to district academics, athletics, and extra curriculars

$220K
to East Palestine fire department for SCBA air packs

11,700+
family visits to our Family Assistance Center

$9.1M
to Pennsylvania community support

TESTING
shows no air quality concerns, impacts to public drinking water or private wells

TRAFFIC
has been restored to East Taggart Street

AQUATIC LIFE
has returned to the area streams and work continues to address remaining impact

$4.3M
fund established to protect drinking water

PHASE 2 HIGHLIGHTS

The next phase of our commitment, announced in late 2023, includes:

$500K
for an economic development agency to work with East Palestine community leaders

CONSTRUCTION
of Norfolk Southern's permanent East Palestine field office

AN INTERIM HOME VALUE ASSURANCE PROGRAM
to compensate any reduction in value of eligible residential properties located in East Palestine and some surrounding communities

LOCAL FEEDBACK*

"Norfolk Southern has stepped up to the plate when it comes to investing in East Palestine and doing what's right to ensure the community continues to thrive well into the future. Alan Shaw and his team have been extremely responsive and eager to have difficult conversations about the health and safety of the residents and the economic recovery process. I look forward to continuing to work with the NS team in their commitment to the residents of East Palestine and surrounding Ohio communities."

MONICA ROBB BLASDEL
OHIO STATE REPRESENTATIVE

"This is a long process and it's going to take a lot to get cleaned up, but after what we saw tonight, I believe this village is going to be better than it was before the derailment...It seems like Norfolk Southern is trying to make it right."

TRENT CONAWAY
EAST PALESTINE MAYOR

"Good things are going to happen. They are happening right now. This town has a chance to be better than it ever was. Alan Shaw, he sat right there and said he was going to make right and help this town get back on its feet. I believed him then and I still believe him. Some people think that's what he should do. The fact is he doesn't have to do it, but he is."

TOM BRITTAIN
EAST PALESTINE, OHIO BUSINESS OWNER

*Taken from publicly available sources. Permission to use quotes was neither sought nor obtained.

NORFOU OUR EXPERIENCED MANAGEMENT TEAM IS COMMITTED TO THE SUCCESSFUL EXECUTION OF OUR STRATEGY Our leaders have decades of service and experience across roles and responsibilities at Norfolk Southern and other companies in the industry, with key hires further enhancing our best-in-class team. WELCOMING JOHN ORR, AN INDUSTRY VETERAN, AS CHIEF OPERATING OFFICER On March 20. 2024, we announced the appointment of John Orr as Executive Vice President and Chief Operating Officer John is a fourth-generation railroader and proven scheduled railroading operator. He previously spearheaded the turnaround of Canadian Pacific Kansas City’s (CPKC) Mexico operations by successfully implementing a high-efficiency operating model, shaped and guided the execution of Kansas City Southerns (KCS) service!ocused scheduled railroading Initiatives, and drove significant Improvements In Canadian National’s (CN) safety and operational performance. We are thrilled to welcome John, who will be an excellent partner to Alan and the management team and help accelerate the execution of Norfolk Southern’s balanced strategy. READ THE FULL PRESS RELEASE HERE

. . ’ ALAN SHAW Kff—jM PRESIDENT & CHIEF EXECUTIVE OFFICER Joined in 1994; appointed Chief Executive Officer in December 2021. effective May 2022 Responsible for overseeing all areas of Norfolk Southern’s business, building a customer-centric and operations-driven organization and positioning the railroad for growth in consumer-oriented, service-sensitive markets Career railroader with 30 years of industry experience at Norfolk Southern across various roles in finance, marketing and operations MARK GEORGE : i JOHN ORR ‘ H EXECUTIVE VICE PRESIDENT t CHIEF FINANCIAL ~ B EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER Hk OFFICER* Joined and appointed Chief Financial Officer in 2019 Joined in March 2024 as Executive Vice President and Chief Responsible tor overseeing Norfolk Southerns Finance teams as Operating Officer well as Investor Relations, Sourcing and Corporate Strategy Responsible for overseeing Norfolk Southern’s railway teams operations, Including safety, transportation, network planning Over 30 years of experience in finance, business strategy, digital and operations, engineering and equipment maintenance technology and M&A. Including as Global CFO of Otis Elevator. Fourth-generation railroader with four decades of experience UTC Building & Industrial Systems and UTC Climate. Controls & including serving as Chief Transformation Officer of CPKC. Security Executive Vice President of Operations at KCS and Chief Transportation Officer and Chief Safety and Sustainability Officer of CN; over his career, has held various operating and network positions E ED ELKINS NABANITANAG EXECUTIVE VICE PRESIDENT & CHIEF MARKETING | ‘Ml EXECUTIVE VICE PRESIDENT CORPORATE AFFAIRS OFFICER & CHIEF LEGAL OFFICER’ Joined in 1988. appointed Chief Marketing Officer in December Joined in August 202ft appointed Chief Legal Officer in March 2021 2022 Responsible for leading Norfolk Southern’s Intermodal. Responsible for Norfolk Southern’s Audit and Compliance. Automotive and Industrial Products business divisions, and Government Relations. Corporate Communications, Corporate manages the Real Estate, Industrial Development, Short lino Giving and Legal departments,- loads the Company’s efforts on Marketing, Field Sales and Customer Logistics businesses shareholder and stakeholder engagement Over 3S years of Industry experience at Norfolk Southern In a Prior legal experience at Prudential Financial and Goldman variety of operational and commercial roles including sales, Sachs intermodal marketing and industrials products CHRIS CERASO ISTEFAN LOEB VICE PRESIDENT INTEGRATED RESOURCE K WW VtCE PRESHJENT FIRST G HMAL MtLE MARKETS* PLANNING Joined in October 2023 Joined in April 2073 Responsible for enterprise resource planning which is critical to Responsible for prioritizing innovation around first- and final-rnile our operating strategy of balancing safe service productivity and products and processes key to short and long-term growth development; leads Integrated Data .Solutions. Short I ine Team Over three decades of financial services experience, including as Field Sales. Crown Companies, and First and Last Mile teams Executive Director at J.P. Morgan Asset Management where he Over a decade of experience at Watco in a variety of commercial was most recently global sector leader for transportation roles, including as Chief Commercial Officer and Chief Marketing companies and automotive research in the U.S^ Europe and Asia Officer Hired or promoted wnce Alans appomtmenl to Preudent er December 2021

OPERATIONS SPOTLIGHT

Under Alan's leadership, Norfolk Southern has recruited and promoted talented operations leaders.



JOSEPH GIOE
VICE PRESIDENT TRANSPORTATION

- Joined in September 2021; promoted to Vice President in June 2023
- Responsible for performance excellence
- Nearly 20 years of experience as a railroader, including 17 years at BNSF in a variety of operational roles from conductor to terminal manager, corridor superintendent and director of service design



JACOB ELIUM
VICE PRESIDENT NETWORK PLANNING & OPTIMIZATION

- Joined in June 2012; promoted to Vice President in October 2022
- Responsible for the team that develops network operating plans that drive service, productivity, and growth
- Over a decade of experience at Norfolk Southern across a variety of roles, including customer service, crew management, labor relations and manager recruiting/forecasting



RODNEY MOORE
VICE PRESIDENT NETWORK OPERATIONS

- Joined in June 2004; promoted to Vice President in March 2023
- Responsible for overseeing the team that executes TOP|SPG through locomotive distribution, crew management and dispatch
- Nearly 20 years of experience as a railroader at Norfolk Southern having held numerous leadership roles in Transportation including Superintendent Coastal Division, Division Superintendent and Terminal Superintendent



YANNIK THOMAS
VICE PRESIDENT INTERMODAL AND AUTOMOTIVE OPERATIONS

- Joined in September 2020; promoted to Vice President in March 2023
- Responsible for leading Norfolk Southern's service schedules, operations and maintenance of infrastructure and equipment
- Over a decade of experience at Oliver Wyman as a management consultant covering Transportation and Logistics, Manufacturing and Energy sectors

MEDIA INQUIRIES

media.relations@nscorp.com

INVESTOR INQUIRIES

Luke Nichols
luke.nichols@nscorp.com
470-867-4807

Learn more about Norfolk Southern here.

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NORFOLK SOUTHERN
HOME
OUR BALANCED STRATEGY
OUR COMMITMENT ON SAFETY
MEET YOUR MANAGEMENT TEAM
MEET YOUR BOARD'S NOMINEES
WHAT PEOPLE ARE SAYING
SHAREHOLDER RESOURCES
HOW TO VOTE
J.B. HUNT
MEET YOUR BOARD'S NOMINEES

OUR HIGHLY QUALIFIED BOARD IS COMMITTED TO ENSURING ACCOUNTABILITY AND RESPONSIVENESS.

NORFOLK SOUTHERN'S DIRECTORS HAVE SIGNIFICANT AND DIVERSE EXPERTISE, INCLUDING RAIL TRANSPORTATION, OPERATIONS, FINANCE, REGULATORY, SAFETY, SUSTAINABILITY AND OTHER RELEVANT SKILLS TO CONTINUE THE BOARD'S EFFECTIVE, INDEPENDENT OVERSIGHT OF OUR STRATEGY AND MANAGEMENT.

Six new directors have been appointed to the Board in the past five years. Our thoughtful and comprehensive refreshment process ensures that our board is fit for purpose.

AMONG THIS YEAR'S NOMINEES:

54%
are diverse by race or gender

62%
bring environmental, sustainability or safety experience

85%
bring experience in governmental or stakeholder relations

85%
bring operational oversight experience

92% OR HIGHER
vote support in 2023 for all incumbents



NORFOLK SOUTHERN 2024 BOARD OF DIRECTORS NOMINEES



NEW DIRECTOR CANDIDATE
Richard H. Anderson

VIEW BIO



Philip S. Davidson

VIEW BIO



Francesca A. DeBiase

VIEW BIO



Marcela E. Donadio

VIEW BIO



NEW DIRECTOR CANDIDATE
Mary Kathryn "Heidi" Heitkamp

VIEW BIO



John C. Huffard, Jr.

VIEW BIO



Christopher T. Jones

VIEW BIO



Thomas C. Kelleher

VIEW BIO



Amy E. Miles
CHAIR

VIEW BIO



Claude Mongeau

VIEW BIO

Jennifer F. Scanlon Alan H. Shaw John R. Thompson PRESIDENT AND CEO VIEW BIO VIEW BIO VIEW BIO NtW OtRJCTOS CANDiDATt Richard H. Anderson – M 9 Mr Andersons significant executive leadership experience in the transportation industry spans over two decades, including hr. roles as President and Chief Executive Officer of Amtrak, and Chief Executive Officer of Delta Air l Ines. Mr. Anderson’s extensive railroad and transportation expertise allows him to provide meaningful oversight of senior management and practical advice to the Board on railway Heid I’ and transportation sector issues such as operations, safety, strategic planning, labor relations, logistics, and governmental and stakeholder relations, which support Norfolk Southern’s balanced strategy. career highlights Most recently served as President and Chief Executive Officer of Amtrak from 201 / 2020. Previously, he served as Chief Executive Officer and Executive Chairman of Delta Air I ines until 2016. KEY SKILLS AND EXPERTISE Executive Leadership, Strategic Planning, Operational Oversight As Chief E xecutive Officer of several major airlines and a passenger railroad. Mr. Anderson navigated companies through transformative and key strategic changes, including formative mergers and ! MSKSH acquisitions, post bankruptcy recovery, and a major recession. Transportation and Logistics Developed through senior roles leading several major transportation companies, including Delta Air L|™s- I^^^B Human Resources and Compensation – Gained th’ mgh role as Senior V>< e President I abor Relations at Northwest Airlines and further developed in most recent role as President and CZhief Executive Officer of Amtrak, where he oversaw talent strategies and ‘ John C. Hl relations with labor unions. Jau Governmental and Stakeholder Relations Acquired through executive leadership career in the highly regulated transportation industry, which required significant stakeholder engagement with regulators, federal, and state government agencies, customers. clients, and other industry plavers. * H

NtW CANWOATl Richard H. Anderson RATIONALE FOR NOMINATION ”! Mr Andersons significant executive leadership experience in the transportation industry spans over two dec.ides. Including his roles as > _ 3f President and Chief Exec utive Officer of Amtrak, and Chief Executive Offir er of delta Air 1 mes Mr. Andersons extensive railroad and ‘ transportation expertise allows him to provide meaningful oversight of senior management and practical advice to the Board on railway i. HMBiaBy jj and transportation sector issues such as operations, safety, strategic planning, labor relations, logistics, and governmental and stakeholder relations, which support Norfolk Southerns balanced strategy. CAREER HIGHLIGHTS Most recently served as President and Chief Executive Officer of Amtrak Eom 2017—7020 Previously, he served as Chief Executive Officer and Executive Chairman of Delta Air I Ines until 2016. KEY SKILLS AND EXPERTISE Executive Leadership, Strategic Planning, Operational Oversight As Chief Executive Officer of several major airlines and a passenger nilro-nf1 Mr. Anderson navigated companies through transformative and key strategic changes. Including formative mergers and W acquisitions, post-bankruptcy recovery, and a major recession. Transportation and Logistics-Developed through senior roles leading several major transportation < – n | mips including Delta Air 1 ln®s. Human Resources and Compensation Gained through role as Senior Vice President I abor Relations at Northwest Airlines, and , further developed in most recent role as President and Chief Executive Officer of Amtrak, where he oversaw talent strategies and ‘ jfiBaHS relations with labor unions. i Governmental and Stakeholder Relations Acquired through executive leadership career in the highly regulated transportation BB|^^B industry, which required significant stakeholder engagement with regulators, federal and state government agencies, customers. clients, and other industry players. C. Hu C.overnance/Board Developed through service on numerous public company boards, and his service as a director at Cargill inc. (since 2(XM>), an agricultural services corporation which is the largest privately held corporation in the U.S. VIEW BIO VIEW BIO VIEW BIO VIEW BIO VIEW BIO x jgWH I Philip S. Davidson COMMITTEES Safety I ^^^BB Finance and Risk Management mu*ti DIRECTOR SINCE 2023 RATIONALE FOR NOMINATION Adm Davidsons significant military experience, including as a four star Admiral and 25,h Commander of the United States Indo Pacific I Command (‘INDOPACOM’), the nations oldest and largest military combatant command, positions turn to provide valuable insight into I our strategic planning operations, risk management, and safety matters, which are critical areas for us as we focus on operational excellence. | CAREER HIGHLIGHTS f ounder of Davidson Strategies. LLC. retired from the U S Navy in 2021 as a four star Admiral and 25th Commander of INDOPACOM 1 following a distinguished military career that spanned 39 years of service He also currently serves on the hoards of Par Pacific Holdings. Inc. and AeroVironment. Inc. KEY SKILLS AHD EXPERTISE Safety Gained from helping to lead a comprehensive review of the Surface Navys safety protocols, which resulted In the implementation of enhanced safety measures, including new training and assessment processes. Operational Oversight—Developed during service as Admiral and 25th Commander of INDOPACOM. which included overseeing

Finance and Risk Management DIRECTOR SINCE 2023 RATIONALE FOR NOMINATION UEMSgk . Adm Davidson significant military experience including as f.i ir star Admiral .m l j-’—immander ol the United lates indo Pacific |ML -A – mm.m I (‘lNt)l !PA(. ( >M’ ). t? n s oldest mil i.ugost m |,r.m, . omb K.ml i n.ind. positions turn to provide vita <ble insight into our strategic planning, operations. risk management and safety matters, which ate < ritical areas for us as we for us on opcr.it ion al J*’. J excellence. CAREER HIGHLIGHTS I (Minder of Davidson Strategies. I I C. retired from the U.S Navy in 7021 as a four star Admiral arid 75th Commander of INDOPACOM following a distinguished nuhtaiy (.mor that spanned Ci years of -,> -i lie also < montly socvosnn tlm h iards of Par Pa< ih< Holdings. Inc. and AcroVironmcnt, Inc. VIEW BIO KEY SKILLS AND EXPERTISE Safety Gained from helping to lead a comprehensive review of the Surface Navys safety protocols, which resulted in the implementation of enhanced safety measures, including new training and assessment processes. Operational Oversight Develi pe<l during servi( e as Admiral and 7>th Commander of INDOPACOM. which m< hided overseeing 380.000 Soldiers. Sailors. Marines Airmen. Coast Guardsmen and Department ol Defense civilians and responsibility for all U S military activities in the Indo-Pacific, covering 36 nations and 14 time zones. Governmental and Stakeholder Relations Ai quifod through pok y billots on multiple toms and further developed as ttie Navys military aide to the Vice President of the United States. Strategic Planning Di-volopod as a ro-.ult of -.iginh< .mt .on or military o pori< -ni < and more mi ontly as the owm-i and pi mi ipal of RRtoR. i Davidson Strategics IK a management tr-ctinic.il. and strategic advisory firm, and board role with the Center for .strategic and I vaSgggg Budgetary Assessments, an independent, non partisan policy research institute that focuses cm national security Risk Management Gained during a near 39-yo.ir military career, including service .is Admiral and 75th Commander of INDOPACOM, John C. Hl Admiral and Commander of the U S Fleet Forces Command and U S Naval Forces Northern Command, and Vice Admiral and oil Commander of the U.S. Sixth Fleet and Deputy Commander. Naval Forces Europe Africa. NORFOLK SOUTHERN 2024 BOARD OF DIRECTORS NOMINEES X n – – – kJ – COMMITTEES Audit Governance and Nominating DIRECTOR SINCE 2023 VIEW BIO RATIONALE FOR NOMINATION Ms DeBiases significant experience managing glob «l supply c ham. sustainability, and finance matters enables her to advise us on our strategic planning, sustainability, operations, and logistics matters, and tier extensive customer la( nig business experienc e further – – – – – – || enables her to play a key role in overseeing our efforts to enhance the overall satisfaction of our customers. HKMU^gWg|s| CAREER HIGHLIGHTS Most recently served as I xecutive Vice President and Global Chief Supply Cham Officer of McDonald’s Corporation from 7070 7077 MHL served .is (ihief Supply (ihain and Sustainability Officer of McDonalds from 2(115 2020 (lames more than fl) years of global supply chain expertise across restaurant, food. toys, packaging, logistics, construction, real estate, and marketing services. injgj|||BH KEY SKILLS AND EXPERTISE Operational Oversight. Marketing Developed through her tenure as ttie Global Chief Supply chain Officer at McDonalds, where Ms. John C. Hl DeBiase helped to create and execute McDonald s’ turnaround strategy focused on driving operational growth and transforming customer experience through service and technology. Transportation and Logistics Obtained during her significant experience at M( Donalds managing global supply ( ham and sourcing VIEW BIO VIEW BIO VIEW BIO VIEW BIO VIEW BIO

minrULIL VUUIHCKN £U£* DUAKU vr UlKBltlUKV nUHIINCea DIRECTOR SINCE 2023 RATIONALE FOR NOMINATION Ms. DeBiase’s significant experience managing global supply chain, sustainability, and finance matters enables tier to advise us on our -kg, ggnHgn strategic planning, sustainability, operations, and logistics matters, and her extensive customer-facing business experience further *’’* S^||||; enables her to play a key role in overseeing our efforts to enhance the overall satisfaction of our customers. r Jr CAREER HIGHLIGHTS Most recently served as Executive Vice President and Global Chief Supply chain Officer of McDonald s Corporation from 2020 2022; served as Chief Supply Chain and Sustainability Officer of McDonald’s from 2015—2020. Carries more than 30 years of global supply chain expertise across restaurant, food toys packaging, logistics construction, real estate and marketing services Heidi KEY SKILLS AND EXPERTISE Operational Oversight. Marketing Developed through her tenure as the Global Chief Supply Chain (ifficer ..it McDonald-, when- Ms &1? DeBlase helped to create and execute McDonalds turnaround strategy focused on driving operational growth and transforming customer experience through service and technology. Transportation and Logistics—Obtained during her significant experience at McDonalds managing global supply chain and sourcing matters. Environmental and Sustainability, Strategic Planning Gamed during her tenure at McDonalds, where Ms DeBiase was responsible for developing and executing sustainable sourcing strategies across the company s global supply chain to ensure safety, quality, and—sustainability leadership in the industry. Recognized as a pioneer In the integration of supply chain and sustainability, her expertise was _ , nMgS| I further developed through close collaboration with McDonalds Global Impa, t earn to implement initiatives focused on resilience and brand trust, as well as her service as management s representative for ti e Sustainability and Corporate Responsibility Committee of smHmBsBm the McDonald’s Board of Directors. Finance and Accounting Acquired during her time at F rnst & Young and over more than three decades at McDonalds in various roles including service as McDonalds Senior Director of European F inancc frem 2002 2005. Executive Leadership Developed during her 20-ycar career at McDona d’s where she held various executive level roles, most recently John C. Hi as Executive Vice President and Global Chiof Supply Chain Officer and as FxPcutivP VIcp President and Chlof Supply Chain and eau Sustainability Officer. VIEW BIO VIEW BIO VIEW B10 VIEW BIO VIEW BIO X Marcela E. Donadio – – ®® COMMITTEES Audit (Chair) W Executive wwin Finance and Risk Management i ; OIRECTOR SINCE a 20,6 RATIONALE FOR NOMINATION HMH| Ms. Donadio. a native of Panama, has extensive accounting and public company board experience, including her service as I ead Independent Director of an SfiP 500 company, which enable-, her to contribute valuable expertise to the (k>ard and support-, oversight of EHHST Norfolk Southerns accounting, finance, governance, strategic planning, arid risk management matters, which .ire integral to the El!l|||8 execution of our strategy Ms Donadio1- 25 year experience as an Audit Partner at Ernst g. Young is important to the Board, particularly / “‘if ( tier service as Chair of the Audit Committee. because she provides deep financial expertise in the oversight of the key accounting and disclosure issues related to operational, legal, and regulatory matters for Norfolk Southern. CAREER HIGHLIGHTS Retired as Audit Partner and Americas Oil and Gas Sector I eader of F rnst A Young in 201-1 following over 3/ years of audit and public accounting experience. From 2007 until her retirement. Ms. Donadio had responsibility for one of the firm’s significant industry groups John C. Hl helping set firm strategy for oil and gas industry clients In the United States and throughout the Americas She also currently serves on eau the boards of Marathon Oil Corporation. NOV Inc. and Freeport McMoRan. Inc. KEY SKILLS AND EXPERTISE ‘I

‘ – RATIONALE FOR NOMINATION Ms Donadio. ,i n.it ive of Panama. ha-. extensive account ing and public company board experience. including her service a*, lead Independent Director of an :.\P SIX) company which enables her to contribute valuable expertise to the Board and supports oversight of ** \ Snap Norfolk Southerns accounting, finance, governance, strategic planning, and risk management matters, which are integral to the exec ution of our strategy Ms Donadms ?’> year experience as an Audit Partner at I rust A Young is important to the Board, particularly jMHh her service as ( hair of the- Audit Committee. because she provides deep financial expertise, m the oversight of the key aci minting and . jHb J disclosure Issues related to operational, legal, and regulatory matters for Norfolk Southern. ^^^^EE CAREER HIGHLIGHTS Retired as Audit Partner and Americas Oil and Gas Sector I eader of Ernst f. Young in 2014 following over 37 years of audit and public ‘ e < ountingeippoMiu e 1 rom/(Ml? until het retirement Ms (hmad.o had o-sp. ms.lnlity for <m. <.f tlu< firms s<gibhi mt industry groups ’ ’ ‘ 1 1 J ‘’ helping set firm strategy for oil and pas industry clients in the United States and throughout the Americas. She also currently serves on ! f’ : 1 the boards of Marathon Oil Corporation. NOV Inc. and Freeport-McMoRan, Inc. KEY SKILLS ANO EXPERTISE Strategic Planning, Risk Management Developed at Crust i Young as the Americas Oil and Gas 5e< 1<>r Le icier, with responsibility for one of the firm’s most significant industry groups, where she advised the firm’s oil and gas industry clients in the United States and throughout the Americas on business strategies and financial matters. Finance and Accounting I >mn m-.trab d tl i nigh oxpimnnc e is a p irtner it Ernst X. Young ind as .i i mt if 1 I’ubl – Ar < omit mt with MTCg|b “V”? .</ year— of audit. | ulilu accounting. SEC and related disclosure experience with a spec i.ih; it Ion indomestli ji i international «SlE«i °^n,,>°ns Governmental and Stakeholder Relations Gamed from expmmni e advising highly regulated oil and gas industry i limits at f rnst >. IImmHmL Young as the Americas (.) I and Gas sector Leader and from her position cm the lex.is state Board of Public Accountancy {‘IS8PA’). sgSSBSffi KHSsranwl where Ms Donadio provided state regulatory oversight of individuals and professional firms providing certified public accounting services in the State of lex.is .is well as leading the ISBPAs enforcement efforts during part of her tenure Governance/8oard Developed through her service over multiple years a . a tlire< tot of tf me p gPic – omp.m es m< hiding a-, the I e.nl Independent Director at Marathon Oil Corporation. In addition. Ms. Donadio was recognized in 2019 by the National Association of John C. M Corporate Directors Directorship 100 as one of the most influential corporate directors based on her demonstrated excellence in the eau boardroom through Innovation, courage, and Integrity VIEW RIO VIEW IIP VIEW IIP TOW WO VIEW IIP — – n VC NtWMWtCTORCANWOATt Mary Kathryn “Heidi’ Heitkamp . V * – 9 RATIONALE FOR NOMINATION H ?itk lln(,s significant public service exponent e as a United States Senator, state Attorney General, and rail safety adve-t ate provides the Board with in depth < xpertem on regulatory safety and governmental and stakeholder relation’, matters tti.it .ire essential to Norfolk Richard H. Southern .is we < ontmiie to work with federal and state agent les to el«>vate tt e safety standard at ross ttie railroad set tot and deliver ori Heidi our strategy of delivering safe, reliable service. CAREER HIGHLIGHTS Director of the University of < hicago Institute of Politics since 2023 Previously, she served as a United States senator of North Dakota from 2013 to 2019, and as the Attorney General of North Dakota from 1992—2000. KEY SKILLS AND EXPERTISE Safety—A< quired through her extensive experience .is an advex ate for rail safety improvements following.! 2013crude oil tram derailment near Casselton. North Dakota, following the incident. Ms. Heitkamp took a leading role m understanding what happened _ – – Ba exploring ways to prevent future incidents, and advocating lor rail safety improvements. I ler subsequent bipartisan advocacy efforts include enacting updated crude oil tram and track inspection standards and introducing the Railroad Emergency Services . BEEE^li Preparedness Operational Needs and Safety rvaluation (RESPONSE) Ai t that was signed into lav. and ensures first responders have the proper training and resources to handle train derailments involving hazardous materials. Governmental and Stakeholder Relations < .< ; – < ! ’h’—., In- cti-. .<> p .( . .< -. e r arer’n>p’i-.<>nt ng ,orft> ( umt.i >n the U.S Senate, where she served on the Senate Committees on Agriculture. Banking, Homeland Security and Governmental Affairs. Indian John C. Hi Affairs, and Small Business and Entrepreneurship Further developed through her leadership in the North Dakota state government eau Finance and Accounting G.lined during her time .is fax Commissioner for North Dakota .md further developed through her service cm the U S Senate Committee on Banking, Housing, and Urban Affairs, as well as her recent appointment as (rhair of the Advisory Board for The I xport Import t ank of the United States (since 2022) and her service as Director of I he Committee for a Responsible f ederal Budget (since 2023). –Pnx.lrnnmant 11 xnd ^iikt alnahilltv – C. xlni.zl I lw< u u>h h<>r r. .l«> i. i momhomf IhoWikniif onion TaI fniro nn Mol 7or.i Inti ivlnx Imo ’

RATIONALE FOR NOMINATION Ms Heitkamps sign fl; .Hit publ I servii > exponent p a> a United States Senator. st.41.. Attorney Gener |. .Hid rail s 4f.-ty adv<>< ate provides -|d’ ’ Hu- Board with in depth expertise on regulatory safety and governmental and stakeholder relations matters that are essential Io Norfolk TXf Southern as wo continue to work with federal and state agencies to elevate the safety standard across the railroad sector and deliver on our strategy of delivering safe, reliable service. CAREER HIGHLIGHTS Director of the University ol Chicago Institute of Politics since 2023. Previously, she served as a United States Senator of North Dakota from 2013 to 2019. and as the Attorney General of North Dakota from 1992—2000 KEY SKILLS AND EXPERTISE Safety Acquired through tier extensive experience as an advocate for rail safety improvements following a 201.1 crude oil train VIEW BIO derailment near Casselton. North Dakota following the incident. Ms Heitkamp took a leading role in understanding what happened exploring ways to prevent future incidents and advocating for rail safety improvements I ler subsequent bipartisan advocacy efforts Include enacting updated crude oil train and track Inspection standards and introducing the Railroad Emergency Services HHHHH Preparedness. Operational Needs and Safety Evaluation (RESPONSE) Act tli.it was signed into law and ensures first responders have the proper training and resources to handle train derailments involving hazardous materials r Governmental and Stakeholder Relations Developed through tier pxtensive public servit e career representing North Dakota in the HHgP US .senate whrno she served on the Seriate Committees on Agriculture. Banking. Homeland Security ami (iovernrrmnt.il Affairs Indian Affairs, and Small Business and Entrepreneurship. I urther developed through tier leadership in the North Dakota state government. jugraffi Finance and Accounting t. iiiimt during her tune is lax ( < unit issmiier fi.n North Dakota ..mil fuithm developed tliK.mgh het si.hvh e on 4 ti e U.S Senate Committee on Banking, Housing, and Urban Affairs, as well .is her rm mil appointment as < hair of the Advisory Ro.ird ... for The E xport-lmport Bank of the United States (since 2022) and her service as Director of The Committee for a Responsible f oderal E I WffiKfflS Budget (since 2023). – environmental and Sustainability Gamed through her role as a member of the Wilson Center s Task F orce on Net Zero Infrastructure in Canada and the US (since 2019), as well as her prior service as an attorney at the U.S. Environmental Protection Agency. Executive Leadership—Obtained through multiple public service roles and political career, most recently as the Director of the University of Chicago Institute of Politics, a nonpartisan institute to foster public service and civic engagement among university students. VIEW 810 X El V COMMITTEES Finance and Risk Management Human Capital Management and Compensation DIRECTOR SINCE mmhhh 2020 HHBB^^H VIEW BIO RATIONALE FOR NOMINATION Mr. Huffards extensive technology, cybersecurity, finance, and senior executive experience supports the Board s oversight of information technology, risk management, strategic planning, governance, marketing, and financial matters. The wealth of software and < ybersecurity experience that Mr Huffard gained in his rok> overseeing cybersecurity risk over more than two dec ades makes a significant contribution to the Board and to the F mam < and Risk Management Committee where he has demonstrated leadership in , oversight of Norfolk Southerns information technology and strategic planning matters including cybersecurity risks, and has engaged * management on Norfolk Southerns IT and c ybersecurity infrastruc tore* and technologic al innov.it ions which are found.ition.il to our strategy. ‘ CAREER HIGHLIGHTS Co founder ol lenable Holdings. Inc., a < ybersecurity software company, served as President and Chief Operating Officer of lenable k i|SSHHHH| Network Security. Inc., the predecessor of Tenable Holdings, from 2002 to 2018 and as Chief Operating Officer of Tenable Holdings until John C. Hi 2019. He also serves as a director of Tenable Holdings. eau KEY SKILLS AND EXPERTISE Information Technology, Risk Management Acquired through an extensive career building a market-loading cybersecurity software company, with a specific focus on large enterprise risk identification, exposure measurement, and mitigation in addition Mr Huffard is .

NORFOLK SOUTHERN 2024 BOARD OF DIRECTORS NOMINEES

significant contribution to the Board and to the Finance and Risk Management Committee where he has demonstrated leadership in oversight of Norfolk Southern's information technology and strategic planning matters, including cybersecurity risks, and has engaged management on Norfolk Southern's IT and cybersecurity infrastructure and technological innovations which are foundational to our strategy.

CAREER HIGHLIGHTS

Co-founder of Tenable Holdings, Inc., a cybersecurity software company; served as President and Chief Operating Officer of Tenable Network Security, Inc., the predecessor of Tenable Holdings, from 2002 to 2018 and as Chief Operating Officer of Tenable Holdings until 2019. He also serves as a director of Tenable Holdings.

KEY SKILLS AND EXPERTISE

- **Information Technology, Risk Management** - Acquired through an extensive career building a market-leading cybersecurity software company, with a specific focus on large enterprise risk identification, exposure measurement, and mitigation. In addition, Mr. Huffard is a current member of President Biden's National Security Telecommunications Advisory Committee ("NSTAC").
- **Finance and Accounting** - Gained through experience building Tenable Holdings into a public company, including by securing $300 million in private growth capital funding and participating in Tenable Holdings' successful IPO process as an operator and a board member.
- **Human Resources and Compensation** - Gained through his service as President and Chief Operating Officer of Tenable, where he oversaw execution of the company's talent strategy, which was instrumental in attracting and retaining strategic talent to support growth, marketing, and operations. Additionally, as Chief Operating Officer of Tenable Holdings, he worked with other senior executives on compensation strategy.
- **Strategic Planning, Operational Oversight** - Developed through his role as Chief Operating Officer of Tenable Holdings, where Mr. Huffard successfully led the company from an initial startup phase through the IPO and subsequent growth as a public company, holding responsibility for driving the company's global corporate strategy, business operations, and risk oversight.
- **Marketing** - Gained through his experience as President and Chief Operating Officer of Tenable Holdings, where he participated in the execution and evolution of the company's marketing strategy, which was instrumental in developing a new market category of Cyber Exposure for the business.
- **Governmental and Stakeholder Relations** - Gained through formation and leadership of Government Relations as Chief Operating Officer at Tenable Holdings. In addition, Mr. Huffard is a member of the NSTAC whose mission is to provide the U.S. Government the best possible industry advice in the areas of availability and reliability of telecommunication services for national security and emergency preparedness.
- **Executive Leadership** - Gained through global experience as President, Chief Operating Officer, and as a board member through building and managing Tenable Holdings from a private cyber security software company into a public company.

NORFOLK SOUTHERN 2024 BOARD OF DIRECTORS NOMINEES



Christopher T. Jones

COMMITTEES

Audit
Executive
Safety (Chair)

DIRECTOR SINCE

2020

RATIONALE FOR NOMINATION

As the new Chair of our Safety Committee, Dr. Jones' senior executive, technology, governmental relations, safety, and operational oversight experience enables him to provide valuable insight into Norfolk Southern's information technology, safety, strategic planning, operations, and risk management matters. In addition, his extensive experience overseeing technology and safety at Northrop Grumman further contributes to our safety and cybersecurity initiatives including extensive engagement with management on our IT and cybersecurity infrastructure. Under Dr. Jones' leadership, the Safety Committee has enhanced governance practices, including increased meeting cadence, expanded field employee engagement, and recalibrated information and data focused on our safety risk profile to enhance safety outcomes and drive management accountability.

CAREER HIGHLIGHTS

Most recently served as Corporate Vice President and President of the Technology Services sector of Northrop Grumman Corporation through 2019. Previously served as Vice President and General Manager of Northrop Grumman's Integrated Logistics and Modernization division from 2010 through 2012.

KEY SKILLS AND EXPERTISE

- **Operational Oversight, Safety** - Gained through his experience as Vice President and General Manager of the Integrated Logistics and

cybersecurity infrastructure llndoi Dr Joni’-. leadership the Safety < r>miiutt«M- h.r- enhanced govern.m. – pra< ti< – -. in. hiding me reaserf mooting cadence. expanded Ho Id employee engagement and recalibrated information and data focused on our safety risk profile to enhance safety outcomes and drive management accountability. CAREER HIGHLIGHTS Most let.ently served as Corporate Vh – 1’iesidimt and President of the Im.hnology Sprvn.es sector of Nuitlwup Grumman Corporation Jf thrimp.h ,‘U19 Previously served .is Vic e President and Conor.il Manager of Northrop Grummans Irilx-p.r.il<><1 I ogistii s and Mtxlerni/alion Jr ... division from 2010 through 2012. KEY SKILLS AND EXPERTISE Operational Oversight, Safety earned through his experience as Vice President and General Manager of the Integrated I ogistie s and r.j, i( )U Mixlernization division at Northrop Grumman where he supported the 11 S Department of Defense Department of Homeland H.G.fi Security. NASA, and the U.S Postal Service among others, with additional experience pained through responsibility for design development, production, and safety of the domestic L-2 Hawkeye aircraft program, in addition. Dr. Junes service as President of the Technology Services sector of Northrop Grumman included oversight of .1 multi billion dollar contract portfolio for facilities in all 50 states and ?? < ountries globally as well as responsibility for personnel safety for all 1r> 0G0 employees m Ins division where fie met or exceeded the annual sector safety metric each year. Information Technology—Acquired during his tenure as a technology executive at Northrop Grumman, where Dr. Jones oversaw am lah and m litary v -ha mod>?rmzati<m s<>rv 1. ami training systems development. as well as ongmooring, information tei hnology. software. and < ybersoi. unty related < ontr.n ting for the Department of Homeland Sei. unty. the Department of State, and several II S allies Also gained during his distinguished 76 year career with the IJ S Air I on e. whit h consisted of service as an engineer, systems s ggraBB . analyst, communications officer aru1 maintenance ofhi er. iru ludingoversight and responsibility for computer radar communications. cybersecurity and information technology equipment as Chief of Maintenance with the Connecticut Air National Guard Strategic Planning, Risk Management, and Governmental and Stakeholder Relations Gamed during his service as President of ti e EgBBBwi Ter hnology Services sector at Northrop Grumman, where Dr Jones was p et of thee ore enterprise leadership team that defined Northrop Grumman’s overall < orp<irate strategy and 1 sk management framework and was respons ble for < mating and exe< uting the 1 – HHHHk technology Services sectors strategic planning and risk management programs His ro 0 as Pres dent of the technology Services sector also included helping to define the enterprisewide government relations strategy and regular interaction with senior international and domestic officials at the federal, state, and local levels eau Environmental and Sustainability Gamed through significant, multi year executive exponent e in the technology and logistic s sector including leadership of the let hoology Services division of Northrop Grumman where Dr Jones was responsible tor defining, funding, and executing the sector s environmental and sustainability program VIEW BIO X n m ~ Thomas C. Kelleher « a. COMMITTEES Audit Executive Finance and Risk Management (Chair) DIRECTOR SIMCE 2019 RATIONALE FOR NOMINATION i I Mr Kelleher, a qualified Ch utered A<. ount mt h <s extensive expeiieri .. as a senior ex... utive.rf several global tinuni.il institutions – HBB which uniquely positions him to advise Norfolk Southern on its governance financial strategic, planning and risk management matters ^BHBH| HBBF an I enables him to eftm. b’/ely le id the Hn.mi. < and Risk Management < mimitteos oversight ot out < apital stun, turn and enterprise risk kBBH| management program. CAREER HIGHLIGHTS Chairman ol the Board of UBS Group AG since April 7077 Previously serve;! .1 . President of Morgan Stanley, and Chairman and Chu i Executive Officer of Morgan Stanley Bank. N.A. until his retirement In 2019. KEY SKILLS AHO EXPERTISE Finance and Accounting Gamed in his earner, including, as President and Chief Financial Officer of Morgan Stanley and .is Chairman and Chief Executive Officer of Morgan Stanley Rank. N A., whore ho successfully navigated challenges leading.1 global financial services firm during the global financial crisis and significant changes in the financial services industry Strategic Planning, Risk Management Acquired during his 30-year career with Morgan Stanley, including oversight of the firms institutional Securities business and Wealth Management, and a poor position as Chief Financial Officer and Co Head of Corporate . M

NUKPULK SUUlHkKN ZU& bUAKU Uh UIKkUIUKS NUMINkhS Audit Executive Finance and Risk Management (Chair) DIRECTOR SINCE 2019 RATIONALE FOR NOMINATION r-*f Kelleher a qual tied Oharfeied A< countant has extensive –(> ><i -n« < .<s a sxmiot utivoof several global fin <n< i <1 institutions ABta which uniquely positions him to advise Norfolk Southern on its governance financial strategic planning, .inrt nsx management matters ‘ ||| $ – and enables him to effectively load the Finance and Risk Management Committee’s oversight of our capital structure and enterprise nsk – – – BA nrvcmkto* management program. t*4n CAREER HIGHLIGHTS Chairman of the Board of UBS Group AG since April 2022. Previously served as President of Morgan Stanley, and Chairman and (thief VIEW BIO Executive Officer of Morgan Stanley Bank. N.A. until his retirement In 2019 KEY SKILLS AND EXPERTISE Finance and Accounting ,ained in his career, including as President and ( hief i inannal Officer of Morgan Stanley and as Chairman gggHglK and Chief [ xecutive ( tfficer of Morgan Stanley Bank. N A. where fie suet essfully navigated challenges leading a global financial services firm during the global financial crisis and significant changes in the financial services industry. Strategic Planning, Risk Management Acqmred dining hr- <0 year career with Morgan Stamey, meludmg oversight of the firm-. BgjgsgHra Institutional Securities business and Wealth Management, and a prior position as Chief Financial Officer and Co-Head of Corporate sSShESsB—Strategy. Human Resources and Compensation Gamed through service as the ( hairman of the UBS Group AGs Corporate Culture and Responsibility < lommittee and during his career overseeing significant d visions of Morgan Stanley, including < ilobal Capital Markets. I Institutional Securities and the sales and trading business Governance/Board Developed through his board service as Chairman of Morgan Stanley Bank. N A., and UBS Group AG. Governmental and Stakeholder Relations Gained throughout his career including as Chairman of UBS Group AG. and as a Member of the Board of the International Monetary Conference. Executive Leadership Acquired through fir. service as President and C lief I mancial Officer of Morgan Stanley, as Chairman and Chief Executive Officer of Morgan Stanley Bank, N.A., and Chairman of IJBS Group AG. VIEW BIO nunrvLA uuvinenn dvmhu wr vmcvfunu numrnccu – m-—yw| Amy E. Miles Ak o- Il“ COMMITTEES Executive (Chair) DIRECTOR SINCE 2014 RATIONALE FOR NOMINATION M-- Miles extensive experience as a Board Clian Chief [ xecutive (Jffii er < thief I i anci-il Officer, and a director of multiple large public companies in the retail and biotechnology sectors, as well as significant experience as a certified public accountant and auditor, makes – HBHBBB h<»r highly qualified to serve’ on the Board and enables tier Io oversee the activities of the Board and management on behalf of our shareholders Ms Miles j rovides Norfolk Southern and our Board with signitk ant insights related to strategic planning, goveuiarn e. BgBgg operations hn.nu e mfot nation t>-. hnology and market mg matters ,vh – li are . ntical to support <-ff<-< tiv<- oversight of tlie (iompany’s llraBBB graBSg balanced approach to sate service, productivity, and grov/th Under Ms. Miles’leadership, the Hoard has enhanced its shareholder . / J engagement efforts. Board composition and recruitment and oversight of management, particularly with respect to strategy, talent, and jjlBSBB risk management Ms Miles is loading the Board through legal and regulatory, safety, compensation, operational and strategic considerations in the aftermath of the Fast Palestine derailment. im CAREER HIGHLIGHTS Most recently served as Chief Txecutive Officer of Regal Entertainment Group. Inc until its acquisition in 2018 Ms Milos previously l- ,!i served as Regal f nterfairment Groups E xecutive Vice President ( hief financial officer and Ireasurer from AX)2 to 2009 she also e‘11, currently serves on the boards of The Gap, Inc. and Amgen, Inc. KEY SKILLS AHD EXPERTISE VIEW BIO Strategic Planning, Governance/Board, Operational Oversight Developed as Regal I ntertamment Groups Board Chair. Chief . –

IA Miles’ extensive experlenr e as a Board Chair. Chief Fxecutive Officer. Chief Financial Officer, and a director of multiple large public – – – BSEl’ companies in the retail and bioler htiology sec lot-., as well as sigrulu ant experience as a ( eitihed public accountant and auditor makes gggSSr her highly qualilied to serve on the Board and enables her to oversee the activities of the Board and management on behalf of our , shareholders Ms Mile- | rovides Norfolk Southern and our Board with signifli mt insights ml tied to stiategh planning, governam e. operations tinarx >. information to. Imology and marketing matters whir li am i riti. alto support effei live oversight of the Company’s f t balanced approach to safe service prixfm Ir.ily and growth Under Ms Miles leadership, the Board has entranced its shareholder _ – MBk engagement efforts. Board composition arid recruitment, and oversight uf management, particularly with respect to strategy, talent, and Q jMujBEgg risk management Ms Miles is leading the Board through legal and regulatory, safety, compensation, operational. and strategic £ considerations in the aftermath of the East Palestine derailment. –CAREER HIGHLIGHTS Most rexently served as Chief Executive Officer of Regal Entertainment Group Ini until its ar ipnsition in ?01R Ms Miles previously ‘ served as Regal I ritertamment Group’s I xecutive Vice President. Chief I inancial Officer and Treasurer from 2002 to 2009. She also currently serves on the boards of The Gap. Inc. and Amgen. Inc. KEY SKILLS AND EXPERTISE Strategic Planning. Governance/Board. Operational Oversight Developed as Regal I ntertamment Groups Board Chair Chief Executive Officer, and Chief Financial Officer, where Ms. Miles oversaw Board and Board Committee matters, including oversight of management’s ution of strategic priorities strategic ally positioned the. ompany tor long-term sustained growth by driving operational eth: ien< ies. invested in customer experience related intra si ‘uctiiie to enhance customer satisfar turn and loyalty, and expanded marketing and organizational capabilities. Executive Leadership Gained during tier service as ttie Chief Executive Officer and Chief f inanci.il officer with Reg.il Entertainment raggnSL ’ Group, where she was responsible for the overall strategic direction and operational and financial manors on behalf of the jjMMagg organization. Finance and Accounting—A. mined during her years of servic e as a < ortified publ > « i < mutant with two of the largest a<. minting kjiggnSL ’ firms, where -.ho provided significant audit and assurance services on behalf of client-, including those in the tr.in-.pm1.it i. m industry. I and further developed during her tenure as Chief I inancial Officer and treasurer at Regal t ntertainment Group, where she led al enterprise-wide capital allocation, financial, and accounting matters for a publicly traded company. Information Technology –Gained as Chief Executive Officer of Regal Entertainment Group, where during her tenure she oversaw Regal’s technology transformation and helped engineer the industry’s conversion to digital film. Marketing Gained during her tenure as a director of multiple customer far mg retail companies, including understanding the importance of identifying and delivering positive service and related experiences to drive loyalty and continued business VIEW BIO n COMMITTEES Human Capital Management and Compensation Safety >m*n DIRECTOR SINCE 2019 VIEW BIO RATIONALE FOR NOMINATION With more than 25 years of experience including as a former director and Chief Executive Officer at a Class I railroad. Mr. Mongeau has an extensive understanding of the industry and the operational, safety, strategic planning, environmental, and governmental and stakeholder rel.it ions < I illenges ta< ing Norfolk Southei n in the exe< ution of our strategy Mr Mongeaus extensive industry expemmi £g||gSg enablr-. lum to adv.-.c -.onior management and the Board mi these i-.-.ue-., including dm mg regular ton. hpoint-. with out oper.it on.il leadershlp- CAREER HIGHLIGHTS Must “iitly served as President and Chief E«m ut.ve Officer of Canadian National Railway Company (CN). until hr. retirement in 201b During bis 22 year career at CN. h>> ilso served as Executive Vice President and Chief Financial Officer. Vice President Strategic and r 1 F inancial Planning, and Vi< e President Coqxirate Development He also serves on the boards of Cenovus I nergy Inc. and Toronto Dominion Bank. KEY SKILLS AND EXPERTISE Transportation and Logistics. Executive Leadership Gained through experience as President and Chief Executive Officer of Canadian National Railway Company, through which Mr. Mongeau brings an extensive understanding of the industry and the VIEW BIO operational and logistic al considerations involved in running a national railroad company, including insights from his success in supply . H

NORFOLK SOUTHERN 2024 BOARD OF DIRECTORS NOMINEES

RATIONALE FOR NOMINATION

With more than 25 years of experience including as a former director and Chief Executive Officer at a Class I railroad, Mr. Mongeau has an extensive understanding of the industry and the operational, safety, strategic planning, environmental, and governmental and stakeholder relations challenges facing Norfolk Southern in the execution of our strategy. Mr. Mongeau's extensive industry experience enables him to advise senior management and the Board on these issues, including during regular touchpoints with our operational leadership.

CAREER HIGHLIGHTS

Most recently served as President and Chief Executive Officer of Canadian National Railway Company (CN), until his retirement in 2016. During his 22-year career at CN, he also served as Executive Vice President and Chief Financial Officer, Vice President Strategic and Financial Planning, and Vice President Corporate Development. He also serves on the boards of Cenovus Energy Inc. and Toronto-Dominion Bank.

KEY SKILLS AND EXPERTISE

- **Transportation and Logistics, Executive Leadership** - Gained through experience as President and Chief Executive Officer of Canadian National Railway Company, through which Mr. Mongeau brings an extensive understanding of the industry and the operational and logistical considerations involved in running a national railroad company, including insights from his success in supply chain collaboration to boost overall efficiency.
- **Governmental and Stakeholder Relations, Strategic Planning** - Acquired through his experience interacting with transportation regulators as head of Canadian National Railway Company, where Mr. Mongeau was responsible for strategic planning and execution as one of the key architects of the railroad's business transformation, including its IPO in 1995 and subsequent expansion as a leading North American railway.
- **Risk Management, Safety** - Gained during his time leading Canadian National Railway Company, where he was responsible for overseeing enterprise risk management and mitigation. In addition, Mr. Mongeau worked closely with regulators and key stakeholders in order to make Canadian National Railway Company's already solid rail safety record even stronger.
- **Environmental and Sustainability** - Obtained through experience at a national railroad that utilized innovation to lower its carbon footprint and implemented initiatives to deploy its resources on a more sustainable basis.
- **Finance and Accounting** - Developed during his service in various senior leadership roles at Canadian National Railway Company including as Chief Financial Officer and as Vice President of Strategic and Financial Planning.
- **Operational Oversight** - Acquired during his tenure as President and Chief Executive Officer of Canadian National Railway Company, where Mr. Mongeau was responsible for executing the company's operational and strategic plans, including the expansion of scheduled railroading operating principles to support customer-centric operations.

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Jennifer F. Scanlon

COMMITTEES

Governance and Nominating (incoming Chair on March 25, 2024)
Safety
Incoming member of Executive on March 25, 2024

DIRECTOR SINCE

2018

RATIONALE FOR NOMINATION

Ms. Scanlon's significant executive and board service experience in the product safety testing and manufacturing industries enables her to provide valuable insights into safety, strategic planning, governance, operations, environmental, and transportation matters and to rotate into the position of Chair of our Governance and Nominating Committee. As the Chief Executive Officer of a safety-focused company, and as the former Chief Executive Officer and director of a public company, she brings important expertise with respect to safety and governance matters.

CAREER HIGHLIGHTS

President, Chief Executive Officer and Director of UL Solutions Inc. (formerly UL Inc.), since 2019. Previously served as President and Chief Executive Officer of USG Corporation from 2016 until its acquisition in 2019.

KEY SKILLS AND EXPERTISE

- **Safety, Environmental and Sustainability, Executive Leadership** - Honed from over 16 years of executive leadership roles, including Chief Executive Officer, at USG Corporation, the 2016 winner of the National Safety Council's Robert W. Campbell award, one of the world's most respected celebrations of safety-first culture rewarding excellence in environmental, health and safety management. Strengthened as the Chief Executive Officer of UL Solutions, a global safety science leader focused on providing testing, inspection, to provide valuable insights into safety, strategic planning, governance, operations, environmental, and transportation matters and to rotate into the position of Chair of our Governance and Nominating Committee. As the Chief Executive Officer of a safety-focused company, and as the former Chief Executive Officer and director of a public company, she brings important expertise with respect to safety and governance matters.

CAREER HIGHLIGHTS

President, Chief Executive Officer and Director of UL Solutions Inc. (formerly UL Inc.), since 2019. Previously served as President and Chief Executive Officer of USG Corporation from 2016 until its acquisition in 2019.

KEY SKILLS AND EXPERTISE

- **Safety, Environmental and Sustainability, Executive Leadership** - Honed from over 16 years of executive leadership roles, including Chief Executive Officer, at USG Corporation, the 2016 winner of the National Safety Council's Robert W. Campbell award, one of the world's most respected celebrations of safety-first culture rewarding excellence in environmental, health and safety management. Strengthened as the Chief Executive Officer of UL Solutions, a global safety science leader focused on providing testing, inspection, and certification services, as well as software products and advisory offerings that help companies to address pressing safety, security, and sustainability challenges.
- **Operational Oversight, Governance/Board, Governmental and Stakeholder Relations** – Developed through 35 years of operational and board leadership roles with increasing size and complexity, including more than a decade of service as a public and private company director, being named the first chair of a newly formed $1.6B Australian-Asian manufacturing joint venture, serving as Chief Executive Officer of a publicly-traded building products manufacturer that was taken private, and serving as Chief Executive Officer of a global safety science organization.
- **Transportation and Logistics** - Cultivated by leading supply chain management strategy and technology implementations, prior executive roles, and further bolstered by serving as the most senior executive of one of the largest distributors of building products in the U.S. Ms. Scanlon also serves on the Transportation Task Force of the Civic Committee of Chicago, which brings focus to regional transportation priorities, including the CREATE rail program.
- **Strategic Planning** - Developed while leading USG through some of its most significant strategic initiatives, including international expansion, championing global joint ventures, and operating in one of the fastest growing markets globally, and further developed during her role in L&W Supply where Ms. Scanlon led the divestment of the distribution business, refocusing the company as a pure-play manufacturer.
- **Information Technology** - Gained through her service as the Chief Information Officer at USG, where USG's transformation leveraged enterprise software and data analytics, and as President and Chief Executive Officer of UL Solutions, a leading provider of regulatory and supply chain software, and through experience as a consultant in her early career where Ms. Scanlon helped Fortune 500 companies deploy information technologies to drive revenue growth and profitability.

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Alan H. Shaw
PRESIDENT AND CEO

COMMITTEES

Executive

DIRECTOR SINCE

2022

RATIONALE FOR NOMINATION

Mr. Shaw is one of the freight industry's most respected leaders, derived from his extensive 30-year career at Norfolk Southern where he has handled significant operational, marketing, and financial matters and currently serves as Norfolk Southern's President & Chief Executive Officer and a member of the Board. Mr. Shaw's significant operational and customer-facing experience uniquely positions him to lead Norfolk Southern's implementation of a new balanced strategy focused on safe service, productivity, and growth. In addition, he provides the Board with valuable insight into Norfolk Southern's primary operational, safety, strategic, marketing, and governmental and stakeholder relations matters.

CAREER HIGHLIGHTS

President of Norfolk Southern Corporation since December 2021, and Chief Executive Officer and director since May 2022. Mr. Shaw has more than 30 years of experience at Norfolk Southern and previously served as the Company's Executive Vice President and Chief Marketing Officer from 2015 to 2021, and as Vice President, Intermodal Operations from 2013 to 2015.

KEY SKILLS AND EXPERTISE

- **Operational Oversight, Strategic Planning** - Acquired in his more than 30 years of service in diverse roles at Norfolk Southern, where Mr. Shaw developed a deep understanding of rail operations by leading the Company's intermodal, industrial products, chemicals, and coal transportation teams, including service as President and Chief Executive Officer, where he leads the Company's development and implementation of a new strategic plan, and as Chief Marketing Officer where, under Mr. Shaw's leadership, the Company built the

‘ ~ F xet utivo Officer .Hid .1 member of the Bo.ml Mr Shaw’s signifir .ml oper.ition.il and customer facing experience uniquely positions him to load Norfolk Southerns implementation of a now balam ed strategy focused on sate service productivity and growth In addition lie , ., provides the Board with valuable msight into Norfolk Southerns primary operational safety strategic, marketing and governmental and—’ stakeholder relations matters. CAREER HIGHLIGHTS President of Norfolk southern Corporation since December .’(Ml. and Chief I xecutive Officer and director since May Mr. Shaw has more than 30 years of experience at Norfolk Southern and previously served as the Companys f xecutive Vice President and Chief Marketing Officer from 2015 to 2021. and as Vice President. Intermodal Operations from 2013 to 2015. KEV SKILLS AHO EXPERTISE Operational Oversight, Strategic Planning Acquired in his more than 30 years of service in diverse roles at Norfolk Southern, where John C. Hl Mr Shaw deu’loped a Cs-ep undwrst Eliding of rail operations by leading the Comp snys intermodal industrial prodm ts 1 hemic als and |au < oal transportation teams, includmg service as President and Chief Txecutive Officer where he leads the Company’s development and implementation of a new strategic plan and as Chief Marketing Officer where, under Mr Shaws leadership, the Company built the strongest intermodal franchise in the eastern U.S. VIEW BIO Safety Gained through extensive operational and safety experience with Norfolk Southern, including leadership of the Companys intermodal, industrial products, chemicals, and coal transportation teams. Governmental and Stakeholder Relations Developed as a result of extensive shareholder, stakeholder, legislative, regulatory, and customer outreach efforts including participating in multiple shareholder engagement activities, serving asa liaison between the Company and its 1 ustomers during his tenure m the intormod.il and marketing dep irtments. and advo< atmg on behalf of the Company and the rail industry with various federal and state legislators and regulators. Finance and Accounting A: quand through prior servit e as a < cist systems analyst at Norfo k hi uthern md by additional edu< at on iK and training including obtaining an MBA with a concentration in f mance. as well as earning a Chartered f inancial Analyst I certification. Transportation and Logistics Obtained as a result of over 30 years of service in various roles at Norfolk Southern, including senior ‘ executive oversight of the Company’s operations, strategic planning, and marketing activities, and his prior experience leading the bEmBmM Company’s intermodal. industrial products, chemicals, and coal transportation teams which has r.llectively led to Mr Shaw being mumiMllll recognized as a veteran railroader and one of the industry’s most respected leaders with a deep understanding ol the industry Marketing Gained during his tenure as executive Vice President and Chief Marketing Officer of Norfolk Southern, where Mr. Shaw had responsibility for enterprise wide marketing and sales, industrial development, shortline, real estate, .md customer operations and service activities. VIEW BIO X John R. Thompson COMMITTEES Executive I Governance and Nominating JohnC Hi Human Capital Management and Compensation (Chair) DIRECTOR SIHCE 2013 VIEW BIO RATIOHALE FOR HOMINATION Mr Ihompsons extensive experience as a director and senior executive in multiple customer facing publicly traded companies enables SSSfflHP him to provide us with valuable insight into strategic planning, operations, logistics, information technology, governance, and z 1 compensation issue’s impacting us, resulting in his effective oversight of Norfolk Southerns key cornpens.it ion .md disc Insure issues related to the East Palestine Incident. CAREER HIGHLIGHTS a.”^. >41W Most recently served as a government relations consultant for (test Buy Co.. Inc from 2012 to 2016. and as Senior Vice President .md General Manager ol BestBuy.com LLC from 2002 through 2012. He was formerly a director ol Belk. Inc. and Wendy’s International. Inc. KEY SKILLS ANO EXPERTISE Strategic Planning Developed from his senior leadership positions .it Best Buy. I i/Claiborne, Goody’s Family ( lothing, .md I ee ‘ ‘ Apparel Company where Mr Thompson was responsible for divisional information tec hnology and logistic s strategy and then further developed during service as a director of Wendys International and Belk. Inc. Transportation and Logistics, Operational Oversight Acquired during his tenure at Best Buy where he served as the Senior Vice President and General Manager as well as the Senior Vice President of Supply ( ham and Business Systems, whore he helped oversee . VIEW BIO

DIRECTOR SINCE I 2013 RATIONALE FOR NOMINATION Mr I hrimpsons extensive exponent e as a direc tor and senior xe< utive in multiple < ustorner fat ing publicly traded companies enables turn to provide us with valuable insight into strategic planning, operations, logistics, information technology, governance, and jffigWg compensation issues impacting us. resulting in Ins effective oversight of Norfolk Southerns key compensation and disclosure issues * ’ BHH related to the Fast Palestine Incident. I—CAREER HIGHLIGHTS Most recently served as a government relation’, consultant for pe-.t Buy Co. Inc (torn 2012 to 201b. and .v. senior Vice President and j General Manager of BcstBuy.com LLC from 2002 through 2012. He was formerly a director of Belk, Inc. and Wendy’s International. Inc. KEY SKILLS AND EXPERTISE Strategic Planning Developed from his senior leadership positions at Best Buy, I iz Claiborne. Goody’s Family i lotfling, and I ee Apparel Company where Mr Thompson was responsible for divisional, inform ition technology, and logistics strategy, and then further . developed during service as a director of Wendy’s International and Belk Inc. Transportation and Logistics. Operational Oversight Acquired during his tenure at Best Buy where he served as the Senior Vice President and General Manager as well as the Senior Vico President of Supply Chain and Business Systems, where ho helped oversee operational and strategic plans and managed transportation and logistical issues impacting Bost Buy s supply chain In addition, gained through prior experience overseeing < ustorner service and distribution matters at Liz Claiborne, whom Mr Thompson served as SsSgaBBS&SB the Senior Vice President for Customer Service, Information Systems, Distribution I ogistics. and f Business service functions, as well / . as the Chief Information Officer and f xecutive Vice President of Merchandise Planning and I ogislic s at Goodys I amily Clothing. Inc and the Vice President of Information Systems and Distribution for the Lee Apparel Company. I Information Technology—Obtained during his service as the Chief Information Officer at both Liz Claiborne and Goodys family W Clothing and ffie Vice President of Information Systems arid Distribution tor the I ee Apparel Company In addition. Mr Ihompson led and managed all aspects ol strategy and technology for Best Buys direct to-consurncr digital business. Governance/Board, Human Resources and Compensation (ibtained as a result of his prior service on the Board of Directors of Relk. liOimw inc wPn(jyS international. Inc . as well as his prior experience overseeing executive compensation matters derived from his service on the Compensation Committee of Belk. Inc. Governmental and Stakeholder Relations Gamed through Ins extensive experience as a government relations consultant for Rost Buy and further developed through membership on the Board of Directors ol the Congressional Black Caucus Foundation X Ik WR — -‘ill r.r/‘F, H – – . T

NORFOLK SOUTHERN’S STRATEGY AND TEAM HAVE BEEN PRAISED BY OUR STAKEHOLDERS* INDUSTRY LEADERS x “I have had the pleasure to serve and lead with John (Orr) directly or indirectly for over the last two decades. His strong operating acumen and leadership capabilities has enabled him to build a strong team currently leading our CPKC Mexico Operations. As a result, the team is ready to take the reins and continue to build on the operational momentum generated since this historic combination took place last April. As leaders we are charged to leave our organizations better—John has undoubtedly impacted Kansas City Southern (KCS) and CPKC in a positive way, for which we are grateful.” KEITH CREEL CPKC PRESIDENT ANO CHIEF EXECUTIVE OFFICER IN A CPKC PRESS RELEASE X20J4 SUPPORT FROM UNIONS x –Replacing Mr. Shaw with Ancora’s proposed candidate would be a “From our vantage point and from what we’ve learned from our union tremendous mistake and a detrimental step for Norfolk Southern. Its brothers and sisters at CSX. Boychuk was reckless and ran CSX operations shareholders, and the entire Class I freight rail industry...The improvements into the ground before he was run out by CSX’s management team. Ancora that Mr. Shaw has made and that stakeholders including labor are asking for wants to turn back the clock and return to the failed Precision Scheduled will help retain shareholder value in the long term.” Railroading business model with Boychuks help that the other Class I railroads are now abandoning.* GREG REGAN PRESIDENT OF THE TRANSPORTATION TRADES DEPARTMENT. AFL-CIO. IN A LETTER TO NORFOLK SCOTT R BUNTEN SOUTHERN SHAREHOLDERS wwi i n. duhilh THE BROTHERHOOD OF LOCOMOTIVE ENGINEERS AND TRAINMEN (BLET) GENERAL CHAIRMAN. NS- 3X24 EASTERN UNES GCA. IN A PRESS RELEASE 22M4 “Since the derailment last year, NS’ CEO has risen to the occasion and, “Under the current leadership, NS has embarked on a forward-looking through his leadership, NS has become a safer, more efficient and customer journey, emphasizing safety, innovation, and long-term sustainability over focused company again.’ short-term gains. This approach has contributed to an overall rise in employee morale.’ JERRY G. STURDIVANT BLET GENERAL CHAIRMAN. NS-SOUTHERN LINES GCA. IN A PRESS RELEASE BROTHERHOOD OF RAILROAD SIGNALMEN PRESS RELEASE 22724 2.22.24

SUPPORT FROM REGULATORS AND GOVERNMENT OFFICIALS

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"We have been encouraged by recent data showing that Norfolk Southern has experienced a 34 percent reduction in the rate of mainline derailments in the last year. Less encouraging is the fact that data for 2023 suggest that Norfolk Southern is alone among the Class I railroads to achieve significant reductions in the rate of mainline derailments this past year."

PETE BUTTIGIEG
U.S. SECRETARY OF TRANSPORTATION IN A LETTER TO IAN JEFFERIES, PRESIDENT AND CEO OF THE ASSOCIATION OF AMERICAN RAILROADS
3.6.24

"In fact, the rapid reduction in OR championed by Ancora can only be accomplished by new major reductions in the workforce. Indeed, Ancora rejects NS' new long-term growth strategy and is particularly harsh on NS' focus on all important intermodal traffic. Clearly, their plan is to install a CEO ordered to reverse Norfolk Southern's recently instituted corporate strategy to maintain a resilient workforce and to invest more in infrastructure to grow the railroad's capacity long term."

MARTIN J. OBERMAN
SURFACE TRANSPORTATION BOARD CHAIRMAN REMARKS AT THE SOUTHEAST ASSOCIATION OF RAIL SHIPPERS 2024 SPRING MEETING
2.29.24

"Norfolk Southern had been one of the leaders in shifting gears and building workforce and capital investment for the future. And now it threatens to be punished for that activity by an activist investor."

MARTIN J. OBERMAN
SURFACE TRANSPORTATION BOARD CHAIRMAN TO PROGRESSIVE RAILROADING
2.23.24

"Sacrificing the U.S. freight-rail network's long-term viability for short-term gain would be tragic. And the consequences would be felt not only by the countless businesses that rely on rail transportation, but the American consumer who would ultimately pay higher prices. In the end, I hope long-term investors will realize that this was no way to run a railroad and confront these activist few who, if left unchecked, will no doubt make a quiet exit after fleecing the railroad and our national supply chain."

ROBERT PRIMUS
MEMBER OF SURFACE TRANSPORTATION BOARD IN A GUEST COLUMN FOR PROGRESSIVE RAILROADING
2.23.24

"While I recognize NS for the meaningful steps and results seen so far, often in notable contrast to industry peers, I want to emphasize the importance of a durable and lasting path forward that continues to prioritize safety. Any backsliding, as a result of a change in leadership or otherwise, on the safety-oriented path you have laid out and communicated to us will likely attract renewed oversight attention from my office as we pursue our safety mission."

AMIT BOSE
ADMINISTRATOR OF THE FEDERAL RAILROAD ADMINISTRATION IN AN OPEN LETTER TO ALAN SHAW
2.21.24

"When they have a customer meeting, and Alan's there, he gets involved. If there's an issue that needs to be resolved, he gets the right people on it. He brings options to the table. He's a great listener. He'll also say, 'Hey, I disagree.' The point is, Alan tells it like it is. He doesn't blow smoke. He's actively engaged."

GRIFF LYNCH
PRESIDENT AND CEO OF THE GEORGIA PORTS AUTHORITY (GPA) TO PROGRESSIVE RAILROADING
11.16.23

SUPPORT FROM CUSTOMERS AND TRADE ASSOCIATIONS x *_this proposed new leadership slate seems to be an excessive reaction to what may be a brief rise in NS* operating ratio where they are only interested in short-term gain rather than what is needed in the long run for NS to better serve its customers and its investors.* ANN WARNER SPOKESWOMAN FOR THE FREIGHT RAIL CUSTOMER ALLIANCE. NATIONAL INDUSTRIAL TRANSPORTATION LEAGUE. AND THE PRIVATE RAILCAR FOOD AND BEVERAGE ASSOCIATION. TO TRAINS 3.L24 SUPPORT FROM ANALYSTS x “Our analysis indicates NSC’s merchandise business operating ratio (OR) ’We also don’t believe Ancora’s BOD slate is any more qualified than the could Improve by as much as 1.000 bp from a level we estimate at 65% in current NSC directors.” 2023 to 55% in 2026, which would translate to a total company OR of 61%—VERTICAL RESEARCH PARTNERS and EPS of $16.55/share. ijgja UBS 14.24 “There is a long history of divergence between the interests of railroad “With service levels starting to improve over the last couple of quarters and investors and industry players.* productivity likely ticking up in 4Q23E, we think Norfolk is positioned to benefit from its leading intermodal franchise in the biggest markets while Z20 improving operating performance and margins.’ BERNSTEIN 1.22.24 “Post our meeting with NSC, we feel the company is being open and transparent about the need to get better. We believe 3Qs weak results created a sense of urgency within the organization. We give CEO Alan Shaw credit in this regard, as he appears to us as someone that takes criticism constructively and is open to change. This is a necessary, albeit rare, quality that usually leads to success.” DEUTSCHE BANK 12.7.23

IN THE NEWS

"Ancora Holdings, the activist investor leading a proxy fight against Norfolk Southern, says it's taking the high road and conducting a fact-based campaign to oust the railroad's management. The reality is that Ancora is stuck on the misinformation highway with a safety white paper that makes several claims that can't hold up to scrutiny."

TRAINS
ANCORA'S SAFETY WHITE PAPER CAN'T WITHSTAND A SIMPLE FACT CHECK: ANALYSIS
BY BILL STEPHENS
3.13.24 / READ THE FULL ARTICLE

"Ancora says it wants to improve service, increase volume, bolster safety and be as profitable as its peers. Recent history shows that is unlikely to happen. If the activist investor wins over shareholders, its team can juice the profit margin by laying off workers and squeezing costs. The strategy of putting a priority on service and increasing carloads, which Shaw has laid out, will be killed before it had a chance to prove itself."

BLOOMBERG
OPINION: ACTIVIST IMPERILS NORFOLK SOUTHERN'S REVOLUTIONARY STRATEGY
BY THOMAS BLACK
3.7.24 / READ THE FULL ARTICLE

"Unions don't typically take sides in corporate proxy battles—it is the shareholders who vote for directors and investor proposals. But union leaders said they are speaking up because their members have seen an improvement in safety and morale under Shaw and worry that a management shake-up will reverse these gains."

THE WALL STREET JOURNAL
RAILROAD WORKERS WERE READY TO STRIKE. NOW THEY'RE FIGHTING TO SAVE THEIR CEO.
BY ESTHER FUNG
3.4.24 / READ THE FULL ARTICLE

"To reiterate a phrase I've written many times in this space: Rail safety shouldn't be politicized by any link in the chain. If safety truly is the top priority — of this contest or for rail stakeholders, everywhere — check the safety rhetoric at the door and make sure safety is truly your top one before calling out others on theirs."

PROGRESSIVE RAILROADING
FROM THE EDITOR: OF SOUNDBITES AND SAFETY
BY PAT FORAN
3.1.24 / READ THE FULL ARTICLE

"Across the industry, rail executives are concerned about Ancora's proxy battle at NS. The message it sends: Short-term activists will take aim at any railroad that reduces the emphasis on the operating ratio while trying to create an upward spiral of service, growth, profits, and investment. And that, they say, will have a chilling impact on rail volume and the long-term prospects of railroads, their employees, customers, and shareholders."

TRAINS
RAIL INDUSTRY'S FUTURE HINGES ON OUTCOME OF PROXY FIGHT AT NORFOLK SOUTHERN: ANALYSIS
BY BILL STEPHENS
2.27.24 / READ THE FULL ARTICLE

*Taken from publicly available sources. Permission to use quotes was neither sought nor obtained.

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PRESS RELEASES

MARCH 20, 2024
Norfolk Southern highlights its balanced strategy and clear pathway to delivering sustainable shareholder value — DOWNLOAD PDF

SHAREHOLDER LETTERS

MARCH 20, 2024
Shareholder Letter — DOWNLOAD PDF

FILINGS

2024 Proxy Statement — DOWNLOAD PDF

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470-867-4807

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HOME
OUR BALANCED STRATEGY
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HOW TO VOTE

YOUR VOTE IS IMPORTANT

THE BOARD RECOMMENDS SHAREHOLDERS VOTE THE WHITE PROXY CARD FOR ONLY NORFOLK SOUTHERN'S 13 HIGHLY QUALIFIED AND EXPERIENCED DIRECTOR NOMINEES

WHITE PROXY CARD

COMPANY NOMINEES Recommended by your Board	FOR	WITHHOLD
Richard H. Anderson	☑	☐
Philip S. Davidson	☑	☐
Francesca A. DeBiase	☑	☐
Marcela E. Donadio	☑	☐
Mary Kathryn "Heidi" Heitkamp	☑	☐
John C. Huffard, Jr.	☑	☐
Christopher T. Jones	☑	☐
Thomas C. Kelleher	☑	☐
Amy E. Miles	☑	☐
Claude Mongeau	☑	☐
Jennifer F. Scanlon	☑	☐
Alan H. Shaw	☑	☐
John R. Thompson	☑	☐

ANCORA NOMINEES Opposed by the Company	FOR	WITHHOLD
Betsy Atkins	☐	☒
James Barber, Jr.	☐	☒
William Clyburn, Jr.	☐	☒
Nelda Connors	☐	☒
Sameh Fahmy	☐	☒
John Kasich	☐	☒
Gilbert Lamphere	☐	☒
Allison Landry	☐	☒

VOTING METHODS The Annual Meeting of Shareholders of Norfolk Southern will be held virtually on May 9,2024. Whether or not you plan to attend the virtual Annual Meeting, please vote right away by using one of the following methods. Make sure to have your WHITE proxy card or WHITE voting instruction form in hand, and follow the easy instructions. If you received your proxy materials by email, you may vote by simply clicking on the “VOTE NOW” button in the email. B ” VIA THE INTERNET SCAN BY MAIL On your WHITE proxy card or WHITE voting Your WHITE proxy card or WHITE voting Mark, sign, date, and then return the WHITE instruction form, locate your control instruction form may also include a QR code proxy card or WHITE voting instruction form number and access the website indicated. for voting via your mobile phone. in the postage-paid envelope provided. Follow the easy online Instructions to Please be careful to mark “FOR” ONLY submit your vote. Norfolk Southern’s 13 nominees. QUESTIONS? If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor: INNISFREE M&A INCORPORATED Shareholders 1 (877) 750-9496 (toil-free from the ILS. and Canada) 1 (412) 232*3651 (from other countries) Banks and Brokers 1(212) 750-5833 (collect)

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Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement on Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to execute on our strategic plan and our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.